EXECUTION ORIGINAL

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is entered into as of September 1, 2020 by and among **VILLAGE SUPER MARKET, INC.**, a corporation organized under the laws of the State of New Jersey ("Village"), **VILLAGE SUPER MARKET OF NJ, L.P.**, a limited partnership organized under the laws of the State of New Jersey ("Village NJ"), **VILLAGE SUPERMARKET OF MARYLAND LLC**, a limited liability company organized under the laws of the State of Maryland ("Village MD"), **VILLAGE SUPER MARKET OF PA, LLC**, a limited liability company organized under the laws of the Commonwealth of Pennsylvania ("Village PA"), **VSM NEW MARKETS, LLC**, a limited liability company organized under the laws of the State of New Jersey ("VSM New Markets"), **VSM GOURMET, LLC**, a limited liability company organized under the laws of the State of New York ("VSM Gourmet"), **VSM NY HOLDINGS LLC**, a limited liability company organized under the laws of the State of New York ("VSM Fairway"), **GREATER MORRISTOWN RESTAURANT, LLC**, a limited liability company organized under the laws of the State of New Jersey ("VSM Morristown"), **HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY**, a limited liability company organized under the laws of the State of New Jersey ("Hanover"), **DELILAH PROPERTIES LLC**, a limited liability company organized under the laws of the State of New Jersey ("Delilah"), **FIRE BRANDS INNOVATION LLC**, a limited liability company organized under the laws of the State of New Jersey ("Fire Brands"), and **VSM NY DISTRIBUTION LLC**, a limited liability company organized under the laws of the State of New York ("VSM Distribution" collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah and Fire Brands, the "Borrower"), and **WELLS FARGO BANK, NATIONAL ASSOCIATION** (the "Bank").

RECITALS

Whereas, the Borrower and Bank entered into a certain Credit Agreement dated as of May 6, 2020 (as amended, replaced, restated, modified and/or extended from time to time, the "Credit Agreement"); and

Whereas, Borrower and Bank have agreed to modify the terms of the Credit Agreement as set forth in this Agreement.

Now, therefore, in consideration of the Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1) **ACKNOWLEDGMENT OF BALANCE**. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2) **MODIFICATIONS**. The Credit Agreement be and hereby is modified as follows:

(a) The following definitions in Section 8.2 of the Credit Agreement are hereby deleted and are replaced to read as follows:

"Converted Term Loan Maturity Date" shall mean the September 4, 2035.

"Conversion Date" shall mean September 1, 2020.

"Maximum Converted Term Loan Amount" shall mean $50,000,000.

"Maximum Revolving Advance Amount" shall mean $75,000,000.

"Mortgaged Premises" shall mean, collectively, (i) the Egg Harbor Township Premises, (ii) the Middle Township Premises and (iii) the Hanover Township Premises.

(b) The following definitions are hereby added to Section 8.2 of the Credit Agreement to read as follows:

"Egg Harbor Township Premises" shall mean that certain real property located at 3001 English Creek Avenue, Egg Harbor Township, New Jersey 08234.

"First Amendment Closing Date" shall mean as of September 1, 2020.

"Hanover Township Premises" shall mean that certain real property located at 178-190 Hanover Avenue, Hanover Township, New Jersey 07927.

"Middle Township Premises" shall mean that certain real property located at 1700 Route 47 South, Middle Township, New Jersey 08242.

3) **SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT WITH TENANT ESTOPPEL AGREEMENT**. Notwithstanding anything to the contrary in the Agreement including, but not limited to, Subsection 1.7(e), the Bank hereby acknowledges and agrees that it will not require the Borrower to provide a Subordination, Non-Disturbance and Attornment Agreement with Tenant Estoppel Agreement with regard to any tenant which leases all or any portion of the Mortgaged Premises as of the First Amendment Closing Date, provided, however, the Bank reserves the right to require such from the Borrower at any time hereafter with regard to any and all such tenants in its sole and absolute discretion. The Borrower hereby acknowledges and agrees that it shall not at any time hereafter elect to have any applicable lease agreement paramount to the applicable Mortgage encumbering the applicable Mortgaged Premises, whether or not permitted pursuant to any provision set forth in any such applicable lease agreement, without the written consent of the Bank which may be withheld for any reason and/or no reason whatsoever.

4) **ENVIRONMENTAL MATTERS REGARDING HANOVER TOWNSHIP PREMISES**. Notwithstanding anything to the contrary in the Agreement, the Borrower hereby represents, covenants and warrants that it shall (i) provide to the Bank a final Response Action Outcome ("RAO") with regard to the Hanover Township Premises (the

"Hanover Township Premises RAO") as submitted to the New Jersey Department of Environmental Protection (the "NJDEP") by the Licensed Site Remediation Professional of Record (the "LSRP") for the Hanover Township Premises by not later than September 1, 2021 (the "Hanover Township Premises RAO Due Date"), (ii) provide to the Bank copies of any and all documentation and correspondences from the NJDEP and/or the LSRP with regard to the Hanover Township Premises RAO and (iii) comply with any and all obligations associated with the Hanover Township Premises RAO and all other requirements made by the NJDEP and/or the LSRP from time to time at all times hereafter including, but not limited to, compliance with any remedial action permit and all testing and/or reporting requirements. Notwithstanding anything to the contrary herein, the Bank shall agree in its reasonable discretion to extend the Hanover Township Premises RAO Due Date for a single, individual extension period not to exceed six (6) months upon receipt of a written request from the Borrower along with evidence that such extension is necessary as determined by the Bank in its reasonable discretion, Hanover is in compliance at such time with all NJDEP regulatory timeframes and deadlines and no Default and/or Event of Default has occurred and is continuing at such time.

5) **RELEASE**. Borrower and its representatives, successors and assigns hereby jointly and severally, knowingly and voluntarily RELEASE, DISCHARGE and FOREVER WAIVE and RELINQUISH any and all claims, demands, obligations, liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatsoever kind or nature, whether known or unknown, which it has, may have or might have or may assert now or in the future against Bank directly or indirectly, arising out of, based upon or in any manner connected with any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, in each case related to, arising from or in connection with the Credit Agreement and/or any other Loan Document, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the First Amendment Closing Date. The Borrower hereby acknowledges and agrees that the execution of this Agreement by Bank shall not constitute an acknowledgment of or an admission by Bank of the existence of any such claims or of liability for any matter or precedent upon which liability may be asserted.

6) **NO WAIVER OF DEFAULTS**. This Agreement does not constitute (a) a waiver of, or a consent to, (i) any provision of the Credit Agreement or any other Loan Document except as expressly stated in this Agreement, if applicable, or (ii) any present or future violation of, or Default or Event of Default under, any provision of the Credit Agreement or any other Loan Document, or (b) a waiver of Bank's right to insist upon future compliance with each term, covenant, condition and provision of the Credit Agreement or any other Loan Document. The Borrower hereby acknowledges and agrees that failure to comply with any terms and/or conditions set forth herein shall be an Event of Default under the Credit Agreement and the other Loan Documents.

7) **ACKNOWLEDGMENTS**. Borrower acknowledges and represents that:

(A) the Credit Agreement and the other Loan Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Bank in the performance of its duties under the Credit Agreement or the other Loan Documents has occurred;

(C) all representations and warranties of the Borrower contained herein, in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D) No Material Adverse Effect has occurred during the period commencing on the Closing Date through and including the First Amendment Closing Date;

(E) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(F) this Agreement is a modification of an existing obligation and is not a novation.

8) **PRECONDITIONS**. As preconditions to the effectiveness of any of the modifications, contained herein, the Borrower agrees to:

(A) provide the Bank with this Agreement, the Amended and Restated Revolving Credit Note, the Converted Term Note, each Mortgage and Assignment of Rents and Leases with regard to each Mortgaged Premises, each Environmental Indemnity Agreement with regard to each Mortgaged Premises, each Tax Authorization Letter with regard to each Mortgaged Premises, each N.J.S.A. Letter with regard to each Mortgaged Premises and the Pay Proceeds Letter, each properly executed; and

(B) pay all reasonable and documented legal fees to Mandelbaum Salsburg incurred by the Bank in entering into this Agreement.

9) **POST-CLOSING CONDITION**. The Borrower shall provide to the Bank and the applicable title company a survey for the Middle Township Premises in form and substance acceptable to the Bank along with a mortgage modification and all necessary title endorsements, if determined to be required by the Bank in its reasonable discretion, within ninety (90) days of the First Amendment Closing Date.

10) **MISCELLANEOUS**. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state's conflicts of law principles. This Agreement, the Credit Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Credit Agreement or the other Loan Documents. This Agreement, the Credit Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement, the Credit Agreement and/or any of the other Loan Documents, the terms of the Credit Agreement as modified by this Agreement shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

11) **DEFINITIONS.** The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Credit Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Credit Agreement shall have the

meanings ascribed to them by the Uniform Commercial Code as enacted in State of New Jersey.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

BORROWER:

ATTEST:

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VILLAGE SUPER MARKET, INC.

By: /s/ John Van Orden
Name: **JOHN VAN ORDEN**
Title: **Chief Financial Officer**

WITNESS:

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VILLAGE SUPER MARKET OF NJ, L.P.

By: **Village Super Market, Inc., a New Jersey corporation, its General Partner**

By: /s/ John Van Orden
Name: **JOHN VAN ORDEN**
Title: **Chief Financial Officer**

WITNESS:

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VILLAGE SUPERMARKET OF MARYLAND LLC

By: **Village Super Market, Inc., a New Jersey corporation, its Sole Member**

By: /s/ John Van Orden
Name: **JOHN VAN ORDEN**
Title: **Chief Financial Officer**

[SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

WITNESS:

By: ____________________
Name: Nancy Van Houten
Title: Paralegal

VILLAGE SUPER MARKET OF PA, LLC

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By: ____________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: ____________________
Name: Nancy Van Houten
Title: Paralegal

VSM NEW MARKETS, LLC

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By: ____________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: ____________________
Name: Nancy Van Houten
Title: Paralegal

VSM GOURMET, LLC

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By: ____________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VSM NY HOLDINGS LLC

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

GREATER MORRISTOWN RESTAURANT, LLC

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY

By: Village Super Market, Inc., a New Jersey corporation, its Manager

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

WITNESS:

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

DELILAH PROPERTIES LLC

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

FIRE BRANDS INNOVATION LLC

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Manager

WITNESS:

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VSM NY DISTRIBUTION LLC

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Office

[SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK:

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By: Catherine Alessi
Name: CATHERINE ALESSI
Title: Senior Vice President